Exhibit A


                                AIRPLANES Group

                         Report to Certificateholders

                  All numbers in US$ unless otherwise stated

Payment Date: 16 January 2001.
Calculation Date: 09 January 2001.

(i)  ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)

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                                                                                                                     Balance on
                                                               Prior Balance     Deposits       Withdrawals        Calculation Date
------------------------------------------------------------------------------------------------------------------------------------
                                                                 11-Dec-00                                              9-Jan-01
Lessee Funded Account                                                     0.00            0.00            (0.00)              0.00
Expense Account (note ii)                                         1,979,170.29   10,033,617.92   (10,000,922.82)      2,011,865.39
Collection Account (note iii)                                   198,699,002.89   39,025,746.31   (42,343,700.89)    195,381,048.31
-----------------------------------------------------------------------------------------------------------------------------------
 -  Miscellaneous Reserve                                        40,000,000.00                                       40,000,000.00
 -  Maintenance Reserve                                          80,000,000.00                                       80,000,000.00
 -  Security Deposit                                             36,598,618.00                                       36,355,302.00
 -  Other Collections (net of interim withdrawals)               42,100,384.89                                       39,025,746.31
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                           200,678,173.18   49,059,364.23   (52,344,623.71)    197,392,913.70
-----------------------------------------------------------------------------------------------------------------------------------

(ii) ANALYSIS OF EXPENSE ACCOUNT ACTIVITY
-------------------------------------------------------------------------------
Balance on preceding Calculation Date (December 11, 2000)         1,979,170.29
Transfer from Collection Account (previous Payment Date)         10,020,829.71
Transfer from Collection Account (interim deposit)                        0.00
Interest Earned during period                                        12,788.21
Payments during period between prior Calculation Date and
the relevant Calculation Date:
 - Payments on previous Payment Date                             (3,278,349.73)
 - Other payments                                                (6,722,573.09)
                                                               ----------------
Balance on relevant Calculation Date (January 09, 2001)           2,011,865.39
-------------------------------------------------------------------------------

(iii) ANALYSIS OF COLLECTION ACCOUNT ACTIVITY
-------------------------------------------------------------------------------
Balance on preceding Calculation Date (December 11, 2000)       198,699,002.89
Collections during period                                        38,638,181.72
Swap receipts (previous Payment Date)                               387,564.59
Transfer to Expense Account  (previous Payment Date)            (10,020,829.71)
Transfer to Expense Account  (interim withdrawal)                         0.00
Net transfer to Lessee Funded Accounts                                    0.00
Aggregate Certificate Payments (previous Payment Date)          (32,190,877.43)
Swap payments (previous Payment Date)                              (131,993.75)
                                                               ----------------
Balance on relevant Calculation Date (January 09, 2001)         195,381,048.31
-------------------------------------------------------------------------------




                                AIRPLANES Group

                         Report to Certificateholders

                  All numbers in US$ unless otherwise stated


(iii) ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)

================================================================================================
                         ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
                         Priority of Payments
                     (i) Required Expense Amount                                   12,000,000.00
                    (ii) a) Class A Interest                                       12,031,921.27
                         b) Swap Payments                                              94,444.44
                   (iii) First Collection Account Top-up                          120,000,000.00
                    (iv) Minimum Hedge Payment                                      1,017,500.00
                     (v) Class A Minimum Principal                                          0.00
                    (vi) Class B Interest                                           1,877,399.63
                   (vii) Class B Minimum Principal                                  1,609,429.91
                  (viii) Class C Interest                                           2,375,979.69
                    (ix) Class D Interest                                           3,580,412.50
                     (x) Second Collection Account Top-up                          36,203,986.00
                    (xi) Class A Principal Adjustment Amount                        6,601,840.26
                   (xii) Class C Scheduled Principal                                        0.00
                  (xiii) Class D Scheduled Principal                                        0.00
                   (xiv) Modification Payments                                              0.00
                    (xv) Soft Bullet Note Step-up Interest                                  0.00
                   (xvi) Class E Minimum Interest                                           0.00
                  (xvii) Supplemental Hedge Payment                                         0.00
                 (xviii) Class B Supplemental Principal                                     0.00
                   (xix) Class A Supplemental Principal                                     0.00
                    (xx) Class D Outstanding Principal                                      0.00
                   (xxi) Class C Outstanding Principal                                      0.00
                  (xxii) Class E Supplemental Interest                                      0.00
                 (xxiii) Class B Outstanding Principal                                      0.00
                  (xxiv) Class A Outstanding Principal                                      0.00
                   (xxv) Class E Accrued Unpaid Interest                                    0.00
                  (xxvi) Class E Outstanding Principal                                      0.00
                 (xxvii) Charitable Trust                                                   0.00
                                                                             -------------------
Total Payments with respect to Payment Date                                       197,392,913.70
      Less Collection Account Top-Ups ((iii) and (x) above)                      (156,203,986.00)
                                                                             -------------------
                                                                                   41,188,927.70
                                                                             ===================

================================================================================================

NOTE:

Collections include final bullet payments on exercise of purchase options at expiry of finance leases in respect of three B737-200A Aircraft.




                                AIRPLANES Group

                         Report to Certificateholders

                  All numbers in US$ unless otherwise stated


(iv) PAYMENT ON THE CERTIFICATES

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
(a)  FLOATING RATE CERTIFICATES                       A-4              A-6               A-7                A-8             Class B
     Applicable LIBOR                            6.71000%         6.71000%          6.71000%           6.71000%            6.71000%
     Applicable Margin                           0.62000%         0.34000%          0.26000%           0.37500%            0.75000%
     Applicable Interest Rate                    7.33000%         7.05000%          6.97000%           7.08500%            7.46000%
     Interest Amount Payable                 1,303,111.11     2,912,810.16      3,407,555.56       4,408,444.44        1,877,399.63
     Step Up Interest Amount                         0.00             0.00              0.00               0.00                0.00

     Opening Principal Balance             200,000,000.00   464,810,132.54    550,000,000.00     700,000,000.00      283,119,917.57
     Minimum Principal Payment Amount                0.00             0.00              0.00               0.00        1,609,429.91
     Adjusted Principal Payment Amount               0.00     6,601,840.26              0.00               0.00                0.00
     Supplemental Principal Payment Amount           0.00             0.00              0.00               0.00                0.00
     Total Principal Distribution Amount             0.00     6,601,840.26              0.00               0.00        1,609,429.91
     Redemption Amount
      - amount allocable to principal                0.00             0.00              0.00               0.00                0.00
      - premium allocable to premium                 0.00             0.00              0.00               0.00                0.00
                                           -----------------------------------------------------------------------------------------
     Outstanding Principal Balance
     (January 16, 2001)                    200,000,000.00   458,208,292.28    550,000,000.00     700,000,000.00      281,510,487.66
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(b)  FIXED RATE CERTIFICATES                      Class C          Class D
     Applicable Interest Rate                     8.1500%         10.8750%
     Interest Amount Payable                 2,375,979.69     3,580,412.50

     Opening Principal Balance             349,837,500.00   395,080,000.00
     Scheduled Principal Payment Amount              0.00             0.00
     Redemption Amount                               0.00             0.00
      - amount allocable to principal                0.00             0.00
      - amount allocable to premium                  0.00             0.00
     Actual Pool Factor                         0.9329000        0.9877000
                                           --------------------------------
     Outstanding Principal Balance
     (January 16, 2001)                    349,837,500.00   395,080,000.00
--------------------------------------------------------------------------------

Table of rescheduled Pool Factors                     n/a              n/a
  in the event of a partial redemption




                                AIRPLANES Group

                         Report to Certificateholders

                  All numbers in US$ unless otherwise stated


(v)  FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)
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
                                                      A-4              A-6               A-7                A-8             Class B
     Applicable LIBOR                            5.88250%         5.88250%          5.88250%           5.88250%            5.88250%
     Applicable Margin                           0.62000%         0.34000%          0.26000%           0.37500%            0.75000%
     Applicable Interest Rate                    6.50250%         6.22250%          6.14250%           6.25750%            6.63250%
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(vi) CURRENT PERIOD PAYMENTS Per $100,000 Initial Outstanding Principal Balance of Certificates)

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(a)  FLOATING RATE CERTIFICATES

                                                      A-4              A-6               A-7                A-8             Class B

     Opening Principal Amount                    2,000.00         4,648.10          5,500.00           7,000.00            2,831.20
     Total Principal Payments                        0.00            66.02              0.00               0.00               16.09
                                                 -----------------------------------------------------------------------------------
     Closing Outstanding Principal Balance       2,000.00         4,582.08          5,500.00           7,000.00            2,815.10

     Total Interest                                 13.03            29.13             34.08              44.08               18.77
     Total Premium                                   0.00             0.00              0.00               0.00                0.00
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------
(b)  FIXED RATE CERTIFICATES
                                      Class C      Class D

     Opening Principal Amount        3,498.38    3,950.80
     Total Principal Payments            0.00        0.00
                                     ---------------------------
     Outstanding Principal Balance   3,498.38    3,950.80

     Total Interest                     23.76       35.80
     Total Premium                       0.00        0.00
----------------------------------------------------------------